Exhibit 99.2

Financial Supplement

Financial Information
as of December 31, 2003
(UNAUDITED)

To assist in your understanding of the Company, the following supplement of information concerning Platinum Underwriters Holdings, Ltd. is provided.

This report is for informational purposes only. It should be read in conjunction with documents filed by Platinum Underwriters Holdings, Ltd. with the SEC, including the Company’s Annual Report on Form 10-K and Quarterly Report on Form 10-Q.

Our Investors Relations Department can be reached at (441) 298-0753.

Platinum Underwriters Holdings, Ltd.
Overview
December 31, 2003

Address:

Platinum Underwriters Holdings, Ltd.
The Belvedere Building
69 Pitts Bay Road
Pembroke HM 08
Bermuda

Investor Information:

Justin Cressall
Senior Vice President and Treasurer
Tel: (441) 298-0753
Fax: (441) 296-0528

Website:
www.platinumre.com

Publicly Traded Securities:

Common Shares (NYSE: PTP)

Equity Security Units (NYSE: PTP Pr M)

Platinum Underwriters Holdings, Ltd.
Table of Contents
December 31, 2003

Page:	Section:
3	Condensed Consolidated Balance Sheets
4	Consolidated Statements of Income and Comprehensive Income - Summary
5	Consolidated Statements of Income and Comprehensive Income - by Quarter
6	Computation of Basic and Diluted Earnings Per Share - Summary
7	Computation of Basic and Diluted Earnings Per Share - by Quarter
8	Condensed Statements of Cash Flows - Summary
9	Condensed Statements of Cash Flows - by Quarter
10	Segment Reporting - Summary
11	Property Segment Reporting - by Quarter
12	Casualty Segment Reporting - by Quarter
13	Finite Risk Segment Reporting - by Quarter
14	Net Premiums Written - Supplemental Information
15	Premiums by Line of Business
16	Company Ratios, Share Data, Ratings
17	Investment Portfolio
18	Investment Portfolio - Net Realized Capital Gains (Losses)
19	Loss Analysis

2 of 19

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets
December 31, 2003
($ in thousands, except per share data)

	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002

Assets
Investments and cash and cash equivalents	$1,790,510	1,756,685	1,621,430	1,493,720	$1,346,702
Receivables	487,917	478,303	476,018	326,074	168,507
Accrued investment income	17,492	21,360	13,286	16,300	9,993
Reinsurance balances (prepaid and recoverable)	18,432	10,064	9,638	2,557	—
Deferred acquisition costs	79,307	89,062	82,435	70,454	49,332
Other assets	88,203	80,158	54,297	92,083	70,353

Total assets	$2,481,861	2,435,632	2,257,104	2,001,188	$1,644,887

Liabilities
Unpaid losses and loss adjustment expenses	$736,934	660,790	533,310	417,372	$281,659
Unearned premiums	305,985	358,995	351,759	314,492	191,016
Debt obligations	137,500	137,500	137,500	137,500	137,500
Commissions payable	176,310	155,724	154,831	106,128	37,562
Other liabilities	57,929	95,617	75,816	69,657	75,904

Total liabilities	1,414,658	1,408,626	1,253,216	1,045,149	723,641
Total shareholders’ equity	1,067,203	1,027,006	1,003,888	956,039	921,246

Total liabilities and shareholders’ equity	$2,481,861	2,435,632	2,257,104	2,001,188	$1,644,887

Book value per share	$24.79	23.87	23.34	22.23	$21.42

3 of 19

Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Income and Comprehensive Income - Summary
(amounts in thousands, except per share amounts)

	Three Months Ended	Twelve Months Ended
	December 31, 2003	December 31, 2003

Revenues
Net premiums earned	$277,817	$1,067,527
Net investment income	15,231	57,645
Net realized capital gains (losses)	(1,272)	1,499
Other income	182	4,625

Total revenues	291,958	1,131,296

Expenses
Losses and loss adjustment expenses	131,359	584,171
Acquisition expenses	78,723	251,226
Other underwriting expenses	17,575	69,528
Corporate expenses	3,357	23,067
Net foreign currency exchange (gains) losses	(3,341)	114
Interest expense	2,342	9,492

Total expenses	230,015	937,598

Income before income tax expense	61,943	193,698
Income tax expense	12,128	48,875

Net Income	$49,815	$144,823

Basic
Weighted average shares outstanding	43,043	43,019
Basic earnings per share	$1.16	$3.37
Diluted
Weighted average shares outstanding	49,868	48,873
Diluted earnings per share	$1.03	$3.09
Comprehensive income
Net income	$49,815	$144,823
Other comprehensive income (loss), net of tax	(7,815)	8,193

Comprehensive income	$42,000	$153,016

4 of 19

Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Income and Comprehensive Income - by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
					Period Ended
	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002*

Revenues
Net premiums earned	$277,817	272,265	279,376	238,069	$107,098
Net investment income	15,231	14,780	13,431	14,203	5,211
Net realized capital gains (losses)	(1,272)	1,508	519	744	25
Other income	182	544	2,749	1,150	167

Total revenues	291,958	289,097	296,075	254,166	112,501

Expenses
Losses and loss adjustment expenses	131,359	157,208	156,801	138,803	60,356
Acquisition expenses	78,723	60,408	60,376	51,719	25,474
Other underwriting expenses	17,575	15,093	19,646	17,214	12,164
Corporate expenses	3,357	3,406	13,349	2,955	4,170
Net foreign currency exchange (gains) losses	(3,341)	(1,356)	4,736	75	(2,017)
Interest expense	2,342	2,444	2,238	2,468	1,261

Total expenses	230,015	237,203	257,146	213,234	101,408

Income before income tax expense	61,943	51,894	38,929	40,932	11,093
Income tax expense	12,128	14,077	12,324	10,346	4,655

Net Income	$49,815	37,817	26,605	30,586	$6,438

Basic
Weighted average shares outstanding	43,043	43,022	43,004	43,004	43,004
Basic earnings per share	$1.16	0.88	0.62	0.71	$0.15
Diluted
Weighted average shares outstanding	49,868	48,876	48,871	49,008	43,522
Diluted earnings per share	$1.03	0.81	0.57	0.66	$0.15
Comprehensive income
Net income	$49,815	37,817	26,605	30,586	$6,438
Other comprehensive income (loss), net of tax	(7,815)	(11,984)	20,345	7,647	10,581

Comprehensive income	$42,000	25,833	46,950	38,233	$17,019

* For the period from November 1, 2002 through December 31, 2002

5 of 19

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Share - Summary
(amounts in thousands, except per share amounts)

	Three Months Ended	Twelve Months Ended
	December 31, 2003	December 31, 2003

Earnings:
Basic:
Net income	$49,815	$144,823

Net income available to common shareholders	$49,815	$144,823

Diluted:
Net income	$49,815	$144,823
Effect of dilutive securities:
Equity security units	1,547	6,289

Net income available to common shareholders	$51,362	$151,112

Common Shares:
Basic:
Weighted average shares outstanding	43,043	43,019

Diluted:
Weighted average shares outstanding	43,043	43,019
Effect of dilutive securities:
Share options	1,816	717
Equity security units	5,009	5,137

Weighted average, as adjusted	49,868	48,873

Earnings Per Share:
Basic	$1.16	$3.37

Diluted	$1.03	$3.09

6 of 19

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Share - by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
					Period Ended
	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002 *

Earnings:
Basic:
Net income	$49,815	37,817	26,605	30,586	$6,438

Net income available to common shareholders	$49,815	37,817	26,605	30,586	$6,438

Diluted:
Net income	$49,815	37,817	26,605	30,586	$6,438
Effect of dilutive securities:
Equity security units **	1,547	1,628	1,481	1,633	—

Net income available to common shareholders	$51,362	39,445	28,086	32,219	$6,438

Common Shares:
Basic:
Weighted average shares outstanding	43,043	43,022	43,004	43,004	43,004

Diluted:
Weighted average shares outstanding	43,043	43,022	43,004	43,004	43,004
Effect of dilutive securities:
Share options	1,816	767	659	279	518
Equity security units**	5,009	5,087	5,208	5,725	—

Weighted average, as adjusted	49,868	48,876	48,871	49,008	43,522

Earnings Per Share:
Basic	$1.16	0.88	0.62	0.71	$0.15

Diluted	$1.03	0.81	0.57	0.66	$0.15

* For the period from November 1, 2002 through December 31, 2002

** In 2002, the assumed conversion of the Equity security units are anti-dilutive to net earnings per share

7 of 19

Platinum Underwriters Holdings, Ltd.
Condensed Statements of Cash Flows - Summary
($ in thousands)

	Three Months Ended	Twelve Months Ended
	December 31, 2003	December 31, 2003

Net cash provided by operations	$62,536	469,647
Net cash used in investing activities	(98,562)	(633,903)
Net cash used in financing activities	(2,766)	(12,569)

Net decrease in cash and cash equivalents	$(38,792)	$(176,825)

8 of 19

Platinum Underwriters Holdings, Ltd.
Condensed Statements of Cash Flows - by Quarter
($ in thousands)

	Three Months Ended
					Period Ended
	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002 *

Net cash provided by operations	$62,536	145,217	80,248	181,646	$281,393
Net cash used in investing activities	(98,562)	(123,474)	(112,462)	(299,405)	(1,036,995)
Net cash (used in) provided by financing activities	(2,766)	(2,923)	(3,440)	(3,440)	1,037,088

Net increase (decrease) in cash and cash equivalents	$(38,792)	18,820	(35,654)	(121,199)	$281,486

*     For the period from November 1, 2002 through December 31, 2002

9 of 19

Platinum Underwriters Holdings, Ltd.
Segment Reporting - Summary
($ in thousands)

	Three Months Ended December 31, 2003				Twelve Months Ended December 31, 2003

	Property and				Property and
	Marine	Casualty	Finite Risk	Total	Marine	Casualty	Finite Risk	Total

Net premiums written	$74,540	92,995	55,957	$223,492	$352,908	474,000	345,234	$1,172,142
Net premiums earned	90,505	101,195	86,117	277,817	355,556	391,170	320,801	1,067,527

Losses and loss adjustment expenses	34,653	67,347	29,359	131,359	169,944	266,836	147,391	584,171
Acquisition expenses	13,420	26,062	39,241	78,723	52,154	101,005	98,067	251,226
Other underwriting expenses	7,355	6,835	3,385	17,575	35,598	21,060	12,870	69,528

Total underwriting expenses	55,428	100,244	71,985	227,657	257,696	388,901	258,328	904,925

Segment underwriting income	$35,077	951	14,132	50,160	$97,860	2,269	62,473	162,602

Net investment income				15,231				57,645
Net realized capital gains (losses)				(1,272)				1,499
Net foreign currency exchange gains (losses)				3,341				(114)
Other income				182				4,625
Corporate expenses				(3,357)				(23,067)
Interest expense				(2,342)				(9,492)

Income before income tax expense				$61,943				$193,698

GAAP underwriting ratios:
Loss and loss adjustment expense	38.3%	66.6%	34.1%	47.3%	47.8%	68.2%	45.9%	54.7%
Acquisition expense	14.8%	25.8%	45.6%	28.3%	14.7%	25.8%	30.6%	23.5%
Other underwriting expense	8.1%	6.7%	3.9%	6.3%	10.0%	5.4%	4.0%	6.5%

Combined	61.2%	99.1%	83.6%	81.9%	72.5%	99.4%	80.5%	84.7%

Statutory underwriting ratios:
Loss and loss adjustment expense	38.3%	66.6%	34.1%	47.3%	47.8%	68.2%	45.9%	54.7%
Acquisition expense	15.1%	26.1%	59.2%	30.7%	14.4%	26.5%	30.2%	23.9%
Other underwriting expense	9.9%	7.3%	6.0%	7.9%	10.1%	4.4%	3.7%	5.9%

Combined	63.3%	100.0%	99.3%	85.9%	72.3%	99.1%	79.8%	84.5%

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.

The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:

  (1) Losses & loss adjustment expenses are divided by net premiums earned;

  (2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

  (3) Other underwriting expenses are divided by net premiums written.

10 of 19

Platinum Underwriters Holdings, Ltd.
Property Segment Reporting - by Quarter
($ in thousands)

	Three Months Ended
					Period Ended
	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002 *

Net premiums written	$74,540	77,114	83,487	117,767	$89,341
Net premiums earned	90,505	81,113	94,006	89,932	43,047

Losses and loss adjustment expenses	34,653	41,237	52,469	41,585	21,558
Acquisition expenses	13,420	9,930	13,186	15,618	7,798
Other underwriting expenses	7,355	7,412	10,372	10,459	5,960

Total underwriting expenses	55,428	58,579	76,027	67,662	35,316

Segment underwriting income	$35,077	22,534	17,979	22,270	$7,731

GAAP underwriting ratios:
Loss and loss adjustment expense	38.3%	50.8%	55.8%	46.2%	50.1%
Acquisition expense	14.8%	12.2%	14.0%	17.4%	18.1%
Other underwriting expense	8.1%	9.1%	11.0%	11.6%	13.8%

Combined	61.2%	72.1%	80.8%	75.2%	82.0%

Statutory underwriting ratios:
Loss and loss adjustment expense	38.3%	50.8%	55.8%	46.2%	50.1%
Acquisition expense	15.1%	11.2%	15.5%	15.2%	21.4%
Other underwriting expense	9.9%	9.6%	12.4%	8.9%	6.7%

Combined	63.3%	71.6%	83.7%	70.3%	78.2%

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.

The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:

  (1) Losses & loss adjustment expenses are divided by net premiums earned;

  (2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

  (3) Other underwriting expenses are divided by net premiums written.

*     For the period from November 1, 2002 through December 31, 2002

11 of 19

Platinum Underwriters Holdings, Ltd.
Casualty Segment Reporting - by Quarter
($ in thousands)

	Three Months Ended
					Period Ended
	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002 *

Net premiums written	$92,995	134,991	132,320	113,694	$164,929
Net premiums earned	101,195	106,298	105,951	77,726	39,320

Losses and loss adjustment expenses	67,347	71,052	74,530	53,907	29,498
Acquisition expenses	26,062	29,465	26,449	19,029	9,269
Other underwriting expenses	6,835	5,065	4,542	4,618	4,136

Total underwriting expenses	100,244	105,582	105,521	77,554	42,903

Segment underwriting income	$951	716	430	172	$(3,583)

GAAP underwriting ratios:
Loss and loss adjustment expense	66.6%	66.8%	70.3%	69.4%	75.0%
Acquisition expense	25.8%	27.7%	25.0%	24.5%	23.6%
Other underwriting expense	6.7%	4.8%	4.3%	5.9%	10.5%

Combined	99.1%	99.3%	99.6%	99.8%	109.1%

Statutory underwriting ratios:
Loss and loss adjustment expense	66.6%	66.8%	70.3%	69.4%	75.0%
Acquisition expense	26.1%	28.0%	27.5%	17.5%	26.0%
Other underwriting expense	7.3%	3.8%	3.4%	4.1%	2.5%

Combined	100.0%	98.6%	101.2%	91.0%	103.5%

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.

The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:

  (1) Losses & loss adjustment expenses are divided by net premiums earned;

  (2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

  (3) Other underwriting expenses are divided by net premiums written.

*     For the period from November 1, 2002 through December 31, 2002

12 of 19

Platinum Underwriters Holdings, Ltd.
Finite Risk Segment Reporting - by Quarter
($ in thousands)

	Three Months Ended
					Period Ended
	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002 *

Net premiums written	$55,957	69,211	91,436	128,630	$43,844
Net premiums earned	86,117	84,854	79,419	70,411	24,731

Losses and loss adjustment expenses	29,359	44,919	29,802	43,311	9,300
Acquisition expenses	39,241	21,013	20,741	17,072	8,407
Other underwriting expenses	3,385	2,616	4,732	2,137	2,068

Total underwriting expenses	71,985	68,548	55,275	62,520	19,775

Segment underwriting income	$14,132	16,306	24,144	7,891	$4,956

GAAP underwriting ratios:
Loss and loss adjustment expense	34.1%	52.9%	37.5%	61.5%	37.6%
Acquisition expense	45.6%	24.8%	26.1%	24.2%	34.0%
Other underwriting expense	3.9%	3.1%	6.0%	3.0%	8.4%

Combined	83.6%	80.8%	69.6%	88.7%	80.0%

Statutory underwriting ratios:
Loss and loss adjustment expense	34.1%	52.9%	37.5%	61.5%	37.6%
Acquisition expense	59.2%	29.8%	24.7%	21.6%	29.3%
Other underwriting expense	6.0%	3.8%	5.2%	1.7%	4.7%

Combined	99.3%	86.5%	67.4%	84.8%	71.6%

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.

The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:

(1)	Losses & loss adjustment expenses are divided by net premiums earned;

(2)	Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

(3)	Other underwriting expenses are divided by net premiums written.

* For the period from November 1, 2002 through December 31, 2002

13 of 19

Platinum Underwriters Holdings, Ltd.
Net Premiums Written - Supplemental Information
($ in thousands)

	Three Months Ended	Twelve Months Ended
	December 31, 2003	December 31, 2003

Property and Marine:
Excess-of-loss	$44,877	$224,716
Proportional	29,663	128,193

Subtotal Property and Marine	74,540	352,909

Casualty:
Excess-of-loss	77,409	410,815
Proportional	15,586	63,185

Subtotal Casualty	92,995	474,000

Finite Risk:
Excess-of-loss	35,957	250,234
Proportional	20,000	95,000

Subtotal Finite Risk	55,957	345,234

Total:
Excess-of-loss	158,243	885,765
Proportional	65,249	286,378

Total	$223,492	$1,172,143

	Three Months Ended	Twelve Months Ended
	December 31, 2003	December 31, 2003

Property and Marine:
United States *	$57,512	$211,324
International	17,028	141,584

Subtotal Property and Marine	74,540	352,908

Casualty:
United States *	92,094	436,789
International	901	37,211

Subtotal Casualty	92,995	474,000

Finite Risk:
United States *	44,691	278,860
International	11,266	66,374

Subtotal Finite Risk	55,957	345,234

Total:
United States *	194,297	926,973
International	29,195	245,169

Total	$223,492	$1,172,142

* Amounts assumed from St. Paul are all included in the United States category.

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business
($ in thousands)

	Three Months Ended December 31, 2003			Twelve Months Ended December 31, 2003

	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned

Property and Marine:
North American Property Proportional	$9,902	9,902	$7,575	$38,705	38,705	$37,919
North American Property Catastrophe	14,093	11,320	9,810	45,145	34,953	33,898
North American Property Risk	18,602	18,601	21,224	64,374	64,373	66,543
Other Property	17,687	17,687	17,402	73,291	73,291	70,697
Marine / Aviation Proportional	347	347	480	1,272	1,272	2,597
Marine / Aviation Excess	11,480	9,620	13,827	55,626	52,754	50,079
International Property Proportional	276	276	2,456	10,350	10,350	12,979
International Property Catastrophe	8,565	5,069	14,379	77,406	65,314	68,916
International Property Risk	1,718	1,718	3,352	11,895	11,896	11,928

Subtotal	82,670	74,540	90,505	378,064	352,908	355,556

Casualty:
Clash	5,983	5,983	4,043	20,973	20,973	19,264
1st $ GL	10,778	10,779	8,023	29,268	29,268	19,917
1st $ other	25,414	25,414	36,644	114,638	114,638	109,583
Casualty Excess	40,305	40,304	31,188	208,450	208,449	156,520
Accident & Health	9,614	9,614	16,831	63,461	63,461	56,195
International Casualty	3,916	3,916	3,112	16,883	16,883	12,211
International Motor	(3,115)	(3,015)	1,354	21,502	20,328	17,480

Subtotal	92,895	92,995	101,195	475,175	474,000	391,170

Finite Risk:
Finite Property	8,864	8,864	26,097	101,114	101,114	93,730
Finite Casualty	47,093	47,093	60,020	244,120	244,120	227,071

Subtotal	55,957	55,957	86,117	345,234	345,234	320,801

Total	$231,522	223,492	$277,817	$1,198,473	1,172,142	$1,067,527

Platinum Underwriters Holdings, Ltd.
Company Ratios, Share Data, Ratings

	As of and for the Three Months Ended
					Period Ended
	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002 *

GAAP Basis Ratios %:
Combined	81.9%	85.4%	84.7%	87.2%	91.6%
Debt to Total Capital	11.4%	11.8%	12.0%	12.6%	13.0%
Net Premiums Written (annualized) to Shareholders’ Equity	0.84	1.10	1.22	1.51	0.32
Share Data:
Book Value Per Share	$24.79	23.87	23.34	22.23	$21.42
Common Shares Outstanding	43,054,125	43,024,000	43,004,000	43,004,000	43,004,000
Market Price Per Share:**
High	$32.05	28.55	28.51	26.30	$26.66
Low	26.80	25.66	24.08	21.50	24.45
Close	$30.00	28.10	27.14	25.35	$26.35
Industry Ratings:
A.M. Best	A	A	A	A	A
Supplemental Data:
Total Employees	155	152	158	158	157

* For the period from November 1, 2002 through December 31, 2002

** Based on closing prices during the periods

Platinum Underwriters Holdings, Ltd.
Investment Portfolio
($ in thousands)

		Weighted		Weighted
		Average		Average
	December 31, 2003	Book Yield	December 31, 2002	Book Yield

Fixed Maturities:
US Government and US Government agencies	$5,032	2.5%	$3,793	2.1%
Tax exempt municipal bonds	92,044	3.0%	—	0.0%
Corporate bonds	1,103,100	3.9%	691,479	4.1%
Mortgage and asset-backed securities	268,375	4.9%	283,878	5.2%
Foreign governments and foreign corporate bonds	205,905	4.5%	39,107	3.4%

Total Bonds	1,674,456	4.1%	1,018,257	4.4%
Redeemable Preferred Stock	3,682	6.0%	46,959	7.1%

Total Fixed Maturities	$1,678,138	4.1%	$1,065,216	4.5%

	December 31, 2003		December 31, 2002

	Amount	% of Total	Amount	% of Total

Credit Quality of Investment Grades:*
Aaa	$435,282	25.9%	$330,396	31.0%
Aa	317,274	18.9%	170,668	16.0%
A	853,276	50.9%	564,152	53.0%
Baa	72,306	4.3%	—	—

Total	$1,678,138	100.0%	$1,065,216	100.0%

Credit Quality:
Weighted average credit quality	Aa3		Aa3

* Rated using external rating agencies (Moody’s).
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality, Baa - Investment Grade)

Platinum Underwriters Holdings, Ltd.
Investment Portfolio - Net Realized Capital Gains (Losses)
($ in thousands)

	Three Months Ended	Twelve Months Ended
	December 31, 2003	December 31, 2003

Net realized capital gains (losses):
United States	$(948)	(356)
United Kingdom	(165)	(62)
Bermuda	(159)	1,917

Total	$(1,272)	1,499

Platinum Underwriters Holdings, Ltd.
Loss Analysis
($ in thousands)

	Analysis of Losses and Loss Expenses Incurred:

	Twelve Months Ended December 31, 2003				Period Ended December 31, 2002 *

				Paid to				Paid to
	Gross	Ceded	Net	Incurred %	Gross	Ceded	Net	Incurred %

Paid	$144,863	484	$144,379	24.7%	$—	—	$—	—
Change in unpaid losses and loss expenses	443,842	4,050	439,792		60,356	—	60,356

Losses and loss expenses incurred	$588,705	4,534	$584,171		$60,356	—	$60,356

	Analysis of Unpaid Losses and Loss Adjustment Expenses:

	December 31, 2003			December 31, 2002

	Gross	Ceded	Net**	Gross	Ceded	Net

Outstanding losses and loss expenses	$95,192	1,540	93,652	—	—	$—
Incurred but not reported	641,742	2,526	639,216	281,659	—	281,659

Unpaid losses and loss adjustment expenses	$736,934	4,066	732,868	$281,659	—	$281,659

* For the period from November 1, 2002 through December 31, 2002.

** Includes effects of foreign currency exchange rate movements of $11,417.